SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        Rule 13e-3 Transaction Statement
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)


                       INDUSTRIAL ACOUSTICS COMPANY, INC.
                                (Name of Issuer)

                       INDUSTRIAL ACOUSTICS COMPANY, INC.
                               IAC HOLDINGS CORP.
                       (Name of Persons Filing Statement)

                   Title                     CUSIP Number
                Common Stock                   45583010
                 (Title and CUSIP Number of Class of Securities)

                               Robert N. Bertrand
                                    Secretary
                              1160 Commerce Avenue
                              Bronx, New York 10462
                                 (718) 931-8000

 (Name, Address and Telephone Number of Person Authorized to Receive Notices and
            Communications on Behalf of the Persons Filing Statement)

                                 with a copy to:
                             John P. Mitchell, Esq.
                             Cahill Gordon & Reindel
                                 80 Pine Street
                            New York, New York 10005
                                 (212) 701-3000
This statement is filed in connection with (check the appropriate box):
a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR
       240.14a-1 to 240.14b-1], Regulation 14C [17 CFR 240.14c-1
       to 240.14c-101] or Rule 13e-3(c) [Sec. 240.13e-3(c)]
       under the Securities Exchange Act of 1934.
b. [ ] The filing of a registration statement under the Securities Act of 1933.
c. [ ] A tender offer.
d. [ ] None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: /X/

                            Calculation of Filing Fee

       Transaction Valuation*                              Amount of Filing Fee
       $6,900,377                                          $1,380

* Solely for purposes of calculating the filing fee and computed pursuant to
Section 13(e)(3) of the Securities Exchange Act of 1934, as amended, and Rule 0-11(b)(1). The transaction value equals the product of $11.00 (the "Merger Consideration" per share) and the number of shares of Common Stock of Industrial Acoustics Company, Inc. that are not held by IAC Holdings Corp. or held in Industrial Acoustic Company, Inc.'s treasury.

/X/ Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid:  $1,380

Form or Registration No.:  Schedule 14A

Filing Party:  Industrial Acoustics Company, Inc.

Date Filed:  June 12, 1998

     This Rule 13e-3 Transaction Statement (the "Statement") is being jointly filed by Industrial Acoustics Company, Inc. a New York corporation (the "Company" or "Issuer") and IAC Holdings Corp., a Delaware corporation, ("Holdings") in connection with a proposed merger (the "Merger") of Holdings with and into the Company. References to "IMI" in this statement are to International Mezzanine Investment, N.V., a Netherlands Antilles corporation, the sole stockholder of Holdings.

     Information contained in the Proxy Statement (in preliminary form) on
Schedule 14A with respect to the solicitation of proxies to approve the Merger (the "Proxy Statement") filed with the Securities and Exchange Commission (the "Commission") on the date hereof is incorporated by reference in response to items of this Statement. The cross-reference sheet which follows shows the location in the Proxy Statement of information required to be included in response to the items of this Statement.

Schedule 13E-3 Item Number       Location in Proxy Statement

Item l(a)                        Introduction and Summary -- Place; Record Date;
                                 Quorum; Solicitation
Item l(b)                        Introduction and Summary -- Place; Record Date;
                                 Quorum; Solicitation
Item l(c)                        Stock Prices and Suspension of Dividends
Item l(d)                        Stock Prices and Suspension of Dividends
Item l(e)                        Not Applicable
Item l(f)                        Special Factors -- Background of Change of
                                  Control

Item 2(a)                        Introduction and Summary -- Place; Record Date;
                                 Quorum; Solicitation. Information With Respect to Holdings and IMI
Item 2(b)                        Information With Respect to Holdings and IMI
Item 2(c)                        Information With Respect to Holdings and IMI
Item 2(d)                        Information With Respect to Holdings and IMI
Item 2(e)                        *
Item 2(f)                        *
Item 2(g)                        Information With Respect to Holdings and IMI

Item 3(a) Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Background of Change of Control
Item 3(b) Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Background of Change of Control

Item 4(a)                        The Merger Agreement
Item 4(b)                        The Merger Agreement

Item 5(a)                        Not Applicable
Item 5(b)                        Not Applicable
Item 5(c)                        Not Applicable
Item 5(d)                        Not Applicable
Item 5(e)                        Not Applicable

Schedule 13E-3 Item Number       Location in Proxy Statement

Item 5(f) Introduction and Summary-- Certain Results of the Merger. Special Factors-- Certain Results of the Merger
Item 5(g) Introduction and Summary-- Certain Results of the Merger. Special Factors-- Certain Results of the Merger

Item 6(a) Introduction and Summary -- Purpose; Merger Agreement. Special Factors -- Background of Change of Control
Item 6(b)                        Expenses
Item 6(c) Introduction and Summary -- Purpose; Merger Agreement. Special Factors -- Background of Change of Control
Item 6(d)                        Not Applicable

Item 7(a) Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Equivalent Price; Premium Over Market Price, -- Limited Trading Market, -- Cost of Regulatory Compliance, -- Operating Flexibility, -- Competitive Disadvantages
Item 7(b)                        Not Applicable
Item 7(c) Special Factors-- Acquisition; Purpose of the Merger; Fairness Factors,-- Equivalent Price; Premium Over Market Price,-- Limited Trading Market,-- Cost of Regulatory Compliance, -- Operating Flexibility,-- Competitive
                                 Disadvantages,-- Certain Results of Merger,-- Background of Change of Control. Introduction and Summary-- Certain Results of the Merger
Item 7(d) Special Factors-- Acquisition; Purpose of the Merger; Fairness Factors,-- Cost of Regulatory Compliance, -- Operating Flexibility,-- Competitive Disadvantages,-- Certain Results of Merger,--Federal Income Tax Considerations.
                                 The Merger Agreement. Certain Federal Income Tax Consequences of the Merger
Item 8(a)                        Special Factors -- Acquisition; Purpose of the
                                 Merger; Fairness Factors
Item 8(b) Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Equivalent Price; Premium Over Market Price, -- Limited Trading Market, -- Certain Results of Merger
Item 8(c) Special Factors -- Board and Shareholder Approval; No Independent Opinions

Schedule 13E-3 Item Number       Location in Proxy Statement

Item 8(d) Special Factors -- Board and Shareholder Approval; No Independent Opinions
Item 8(e) Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Board and Share-holder Approval; No Independent Opinions
Item 8(f)                        Not Applicable

Item 9(a) Special Factors -- Board and Shareholder Approval; No Independent Opinions
Item 9(b)                        Not Applicable
Item 9(c)                        Not Applicable

Item 10(a)                       Introduction and Summary-- Place; Record Date;
                                 Quorum; Solicitation.  Special Factors--
                                 Background of Change of Control
Item 10(b) Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Background of Change of Control

Item 11                          Special Factors-- Background of Change of
                                 Control

Item 12(a)                       Introduction and Summary-- Purpose; Merger
                                 Agreement
Item 12(b) Introduction and Summary-- Recommendation of the Board of Directors. Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors
Item 13(a)                       Introduction and Summary-- Purpose; Merger
                                 Agreement
Item 13(b)                       Not Applicable
Item 13(c)                       Not Applicable

Item 14(a) Incorporation of Certain Documents by Reference; Accompanying Documents. Special Factors-- Certain Results of the Merger
Item 14(b)                       Not Applicable

Item 15(a)                       Introduction and Summary-- Place; Record Date;
                                 Quorum; Solicitation.
Item 15(b)                       Introduction and Summary-- Place; Record Date;
                                 Quorum; Solicitation.

Item 16                          Not Applicable.

Schedule 13E-3 Item Number       Location in Proxy Statement

Item 17(a)                       *
Item 17(b)                       Not Applicable
Item 17(c)                       *
Item 17(d)                       *
Item 17(e)                       Not Applicable
Item 17(f)                       Not Applicable

------------

         *  The Item is located only in the Schedule 13E-3.

Item 1.   Issuer and Class of Security Subject to the Transaction.

     (a) The name of the Issuer is Industrial Acoustics Company, Inc. (the "Issuer"), a New York corporation that has its principal executive offices at 1160 Commerce Avenue, Bronx, New York 10462. The information appearing under the caption "Introduction and Summary -- Place; Record Date; Quorum; Solicitation" in the Proxy Statement is incorporated herein by reference.

     (b) The information appearing under the caption "Introduction and Summary -- Place; Record Date; Quorum; Solicitation" in the Proxy Statement is incorporated herein by reference.

     (c) - (d) The information appearing under the caption "Stock Prices and Suspension of Dividends" in the Proxy Statement is incorporated herein by reference.

     (e) Not applicable.

     (f) The information appearing under the caption "Special Factors -- Background of Change of Control" in the Proxy Statement is incorporated herein by reference.

Item 2.   Identity and Background.

     (a) - (d) This statement is being filed by the Issuer and IAC Holdings Corp. ("Holdings"), a Delaware corporation that owns approximately 79% of the outstanding shares of Common Stock of the Issuer. The address of Holdings' principal executive offices is 100 First Stamford Place, Stamford, Connecticut 06902. The information appearing under the captions "Introduction and Summary -- Place; Record Date; Quorum; Solicitation" and "Information With Respect to Holdings and IMI" in the Proxy Statement is incorporated herein by reference.

     (e) - (f) During the five years prior to the date hereof, neither Holdings nor International Mezzanine Investment, N.V., a Netherlands Antilles corporation ("IMI") (the sole stockholder of Holdings), nor to Issuer's and Holdings' knowledge, any of the directors or executive officers of IMI or Holdings has been (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) a party to any civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree, or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities law or finding any violation with respect to such laws.

     (g) The information appearing under the caption "Information With Respect to Holdings and IMI" in the Proxy Statement is incorporated herein by reference.

Item 3.   Past Contracts, Transactions or Negotiations.

     (a) - (b) The information appearing under the caption "Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Background of Change of Control" in the Proxy Statement is incorporated herein by reference.

Item 4.   Terms of the Transaction.

     (a) - (b) The information appearing under the caption "The Merger Agreement" in the Proxy Statement is incorporated herein by reference.

Item 5.   Plans or Proposals of the Issuer or Affiliate

     (a) - (e) Not applicable.

     (f) Following consummation of the Merger, the Common Stock of the Company will be eligible for termination of registration pursuant to Section 12(g)(4) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information appearing under the captions "Introduction and Summary -- Certain Results of the Merger" and "Special Factors -- Certain Results of the Merger" in the Proxy Statement is incorporated herein by reference.

     (g) Following consummation of the Merger, the Company's obligation to file reports pursuant to Section 15(d) of the Exchange Act will be suspended. The information appearing under the captions "Introduction and Summary -- Certain Results of the Merger" and "Special Factors -- Certain Results of the Merger" in the Proxy Statement is incorporated herein by reference.

Item 6.   Source and Amounts of Funds or Other Consideration.

     (a) The total amount of funds to be used to pay the Merger Consideration is expected to be approximately $6,990,377 which will be made available to Holdings by way of an amendment, to be entered into, to an existing loan agreement between Holdings and International Mezzanine Capital, B.V. ("IMC"), an affiliate of Holdings, or to the extent not so funded, a capital contribution to Holdings by IMI. The information appearing under the captions "Introduction and Summary -- Purpose; Merger Agreement" and "Special Factors -- Background of Change of Control" in the Proxy Statement is incorporated herein by reference.

     (b) The information appearing under the caption "Expenses" in the Proxy Statement is incorporated herein by reference.

     (c) Holdings will borrow the funds to pay the Merger Consideration from IMC at an interest rate of LIBOR (as defined in the Loan Agreement) plus 3.50 percent. The loan will become due on March 19, 2000. Holdings does not currently have in place any plans or arrangements to finance or repay such borrowings. The information appearing under the captions "Introduction and Summary -- Purpose; Merger Agreement" and "Special Factors -- Background of Change of Control" in the Proxy Statement is incorporated herein by reference.

     (d) Not applicable.

Item 7.   Purpose(s), Alternatives, Reasons and Effects.

     (a) The information appearing under the captions "Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Equivalent Price; Premium Over Market Price, -- Limited Trading Market, --

Cost of Regulatory Compliance, -- Operating Flexibility, -- Competitive Disadvantages" and "Introduction and Summary -- Certain Results of the Merger " in the Proxy Statement is incorporated herein by reference.

     (b) Not applicable.

     (c) The information appearing under the caption "Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Equivalent Price; Premium Over Market Price, -- Limited Trading Market, -- Cost of Regulatory Compliance, -- Operating Flexibility, -- Competitive Disadvantages, -- Certain Results of Merger, -- Background of Change of Control" in the Proxy Statement is incorporated herein by reference.

     (d) The information appearing under the caption "Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Cost of Regulatory Compliance, -- Operating Flexibility, -- Competitive Disadvantages, -- Certain Results of Merger, --Federal Income Tax Considerations. The Merger Agreement. Certain Federal Income Tax Consequences of the Merger" in the Proxy Statement is incorporated herein by reference.

Item 8.   Fairness of the Transaction.

     (a) The information appearing under the caption "Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors" in the Proxy Statement is incorporated herein by reference.

     (b) The information appearing under the caption "Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Equivalent Price; Premium Over Market Price, -- Limited Trading Market, -- Certain Results of Merger" in the Proxy Statement is incorporated herein by reference.

     (c) The information appearing under the caption "Special Factors -- Board and Shareholder Approval; No Independent Opinions" in the Proxy Statement is incorporated herein by reference.

     (d) The information appearing under the caption "Special Factors -- Board and Shareholder Approval; No Independent Opinions" in the Proxy Statement is incorporated herein by reference.

     (e) The information appearing under the caption "Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Board and Shareholder Approval; No Independent Opinions" in the Proxy Statement is incorporated herein by reference.

     (f) Not applicable.

Item 9.   Reports, Opinions, Appraisals and Certain Negotiations.

     (a) The information appearing under the caption "Special Factors -- Board and Shareholder Approval; No Independent Opinions" in the Proxy Statement is incorporated herein by reference.

     (b) Not applicable.

     (c) Not applicable.

Item 10.  Interest in Securities of the Issuer.

     (a) The information appearing under the caption "Introduction and Summary -- Place; Record Date; Quorum; Solicitation. Special Factors -- Background of Change of Control" in the Proxy Statement is incorporated herein by reference.

     (b) The information appearing under the caption "Special Factors -- Acquisition; Purpose of the Merger; Fairness Factors, -- Background of Change of Control" in the Proxy Statement is incorporated herein by reference.

Item 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

     The information appearing under the caption "Special Factors -- Background of Change of Control" in the Proxy Statement is incorporated herein by reference.

Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

     (a) The information appearing under the caption "Introduction and Summary -- Purpose; Merger Agreement" in the Proxy Statement is incorporated herein by reference.

     (b) The information appearing under the caption "Introduction and Summary -- Recommendation of the Board of Directors. Special Factors --Acquisition; Purpose of the Merger; Fairness Factors" in the Proxy Statement is incorporated herein by reference.

Item 13.  Other Provisions of the Transaction.

     (a) The information appearing under the caption "Introduction and Summary -- Purpose; Merger Agreement" in the Proxy Statement is incorporated herein by reference.

     (b) Not applicable.

     (c) Not applicable.

Item 14.  Financial Information.

     (a) The information appearing in the financial statements included in the Annual Report on Form 10-K for the year ended December 31, 1997 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 accompanying the Proxy Statement and the information appearing under the captions "Incorporation of Certain Documents by Reference; Accompanying Documents" and "Special Factors -- Certain Results of the Merger" with respect to Book Value is incorporated herein by reference.

     (b) Not applicable.

Item 15.  Persons and Assets Employed, Retained or Utilized.

     (a) The information appearing under the caption "Introduction and Summary -- Place; Record Date; Quorum; Solicitation" in the Proxy Statement is incorporated herein by reference.

     (b) The information appearing under the caption "Introduction and Summary -- Place; Record Date; Quorum; Solicitation" in the Proxy Statement is incorporated herein by reference.

Item 16.  Additional Information.

     Not applicable.

Item 17.  Material to be Filed as Exhibits.

     (a) Form of Amended Loan Agreement between IAC Holdings Corp. and International Mezzanine Capital, B.V.

     (b) Not applicable.

     (c) 1. Form of Stock Option Agreement between IAC Holdings Corp. and IAC Acquisition Partners.

     2. Agreement and Plan of Merger dated as of May 20, 1998 between Industrial Acoustics Company, Inc. and IAC Holdings Corp.

     (d) Proxy Statement of Issuer, in preliminary form, dated June 12, 1998.

     (e) Not applicable.

     (f) Not applicable.

                                    SIGNATURE

     After due inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

Dated:   June 12 , 1998

                                 INDUSTRIAL ACOUSTICS COMPANY, INC.


                                 By: /s/ Frederic M. Oran
                                     --------------------------------
                                     Name:    Frederic M. Oran
                                     Title:   President



                                 IAC HOLDINGS CORP.


                                 By: /s/ James A. Read
                                     --------------------------------
                                     Name:    James A. Read
                                     Title:   President